UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials under Rule 14a-12

ImmunoCellular Therapeutics, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 16, 2017.
IMMUNOCELLULAR THERAPEUTICS, LTD.
IMMUNOCELLULAR THERAPEUTICS, LTD.
23622 CALABASAS ROAD, STE. 300
CALABASAS, CA 91302
Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 21, 2017
Date: June 16, 2017 Time: 8:00 a.m., PDT
Location: Sheraton Gateway Hotel
6101 West Century Boulevard
Los Angeles, California 90045
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
E27612-TBD

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
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How To Vote
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Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E27613-TBD

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees:
01) Gary S. Titus
02) Anthony Gringeri, Ph.D.
03) Rahul Singhvi, Sc.D.
04) John S. Yu, M.D.
05) Gregg A. Lapointe
06) Mark A. Schlossberg
The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.
2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 50,000,000.
3. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
4. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement (a Say-on-Pay vote).
5. To adjourn the Annual Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting cast in favor of Proposal Two.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
E27614-TBD

E27615-TBD